                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   --------
                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2006

                          DALIAN CAPITAL GROUP, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   Delaware
                (State or other jurisdiction of incorporation)

              52185                                 none
     (Commission File Number)        (IRS Employer Identification Number)

                       Ste. 310 - 850 West Hastings St.
                         Vancouver, B.C. V6C1E1 Canada
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               Tel: 604-801-5022
                           (ISSUER TELEPHONE NUMBER)

                                P.O. Box 42198
                          Philadelphia, Pa 19101 USA
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                          FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Dalian Capital Group, Inc., a Delaware corporation  (the "Registrant"), from time to time with the U.S. Securities and
Exchange Commission (collectively the "Filings") contain or may contain forward looking statements  and  information  that  are  based  upon  beliefs  of,  and
information   currently  available  to,  Registrant's  management  as  well  as estimates and assumptions  made  by  Registrant's management.  When used in the filings  the  words "anticipate", "believe",  "estimate",  "expect",  "future",
"intend", "plan" or the negative of these terms and similar expressions as they relate  to Registrant  or  Registrant's  management  identify  forward  looking
statements.   Such  statements  reflect  the  current  view  of Registrant with respect  to future events and are subject to risks, uncertainties,  assumptions and other  factors  relating  to Registrant's industry, Registrant's operations and  results  of  operations  and  any  businesses  that  may  be  acquired  by
Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove  incorrect,  actual  results may differ significantly  from those anticipated, believed, estimated, expected,  intended or planned.

Although Registrant  believes  that  the  expectations reflected in the forward looking statements are reasonable, Registrant  cannot guarantee future results,
levels  of  activity,  performance  or achievements.   Except  as  required  by
applicable law, including the securities  laws of the United States, Registrant does  not  intend to update any of the forward-looking  statements  to  conform these statements to actual results.

SECTION 1        REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On October  16,  2006  (the "Closing Date"), pursuant to the terms of a
Share  Purchase  Agreement  dated  September  26,  2006,  Presidents  Financial
Corporation,  a Nevada corporation controlled  by  Mr.  Erwin  Liem,  purchased
1,390,000 shares  of  Dalian  Capital  Group, Inc., a Delaware corporation (the
"Company"  or  "Registrant"),  common  stock   from   William   Tay,  the  sole
shareholder, officer and director of the Company.

ITEM 5.01        CHANGES IN CONTROL OF REGISTRANT.

        Pursuant  to  the  terms  of  a  Share  Purchase  Agreement, Presidents
Financial Corporation purchased 1,390,000 shares of the Company's  common stock from  William  Tay, the sole shareholder, officer and director of the  Company.
The total of 1,390,000  shares  represents  100%  of  the  Company's issued and outstanding  common  stock. Presidents Financial Corporation paid  a  total  of
US$75,000 in cash to Mr.  Tay  for  his  shares. As part of the Acquisition and pursuant  to  the  Share  Purchase Agreement,  the  following  changes  to  the
Company's directors and officers have occurred:

        - William Tay resigned  as the Company's Chief Executive Officer, Chief
        Financial Officer, Treasurer and Secretary effective October 16, 2006.

        - Erwin Liem was appointed  as  the  Company's Chief Executive Officer,
        Chief Financial Officer, Treasurer and  Secretary  as  of  October  16,
        2006.

        -  Further, Erwin Liem was appointed as the sole member of the Board of
        Directors of the Company.

        - William  Tay  then  resigned as a member of the Board of Directors of the Company.

Biography of Erwin Liem

        Mr. Erwin Liem is a Chinese born in Indonesia on October 1, 1960. He is married and no children. He is currently residing in British Columbia, Canada.
Education: PhD Economics & MBA. Certificate in International Business,
University of British Columbia. Certificate in Securities, Simon Fraser
University Career Highlights: 1992 - Present President of Liem Mark Enterprises
Co. Ltd LME is a private holding company incorporated in British Columbia and
Taipei, ROC. Its business is Management Company for subsidiaries in Real Estate
Company, finance company, automobile and consumer products manufacturing in
China.

Change of Corporate Address and Telephone No.

        In connection with this change in control, the Company's new address will be at Ste. 310 - 850 West Hastings St., Vancouver, B.C. V6C1E1 Canada. The
telephone number at this location is 604-801-5022.

ITEM 5.02    DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        William Tay resigned  as the Company's Director effective as of October
16, 2006. The resignation is not  the  result  of  any  disagreement  with  the
Company  on  any  matter  relating  to  the  Company's  operations, policies or practices.

        William  Tay resigned as the Company's Chief Executive  Officer,  Chief
Financial Officer, Treasurer and Secretary effective October 16, 2006.

        Erwin Liem  was  appointed  as  the  Company's Chief Executive Officer,
Chief Financial Officer, Treasurer, Secretary  and  sole Director as of October
16, 2006.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

        None.

(b) Pro Forma Financial Information.

        None.

(c) Exhibits.

        10.1     Share  Purchase  Agreement  dated  as of  September  26,  2006 between William Tay and Erwin Liem.

        99.1     Resignation from William Tay dated October 16, 2006.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DALIAN CAPITAL GROUP, INC.

                                          /s/ William Tay
                                          ----------------------------------
                                          By: William Tay
                                          Its: President

Dated: October 16, 2006

                                 EXHIBIT INDEX

EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT

10.1                      Share Purchase Agreement dated September 26, 2006, by
                          and between William Tay and Erwin Liem.

17.1                      Resignation letter from William Tay dated October 16,
                          2006.

                                                                   EXHIBIT 10.1

                           SHARE PURCHASE AGREEMENT

       This Agreement made as of the 26th day of September, 2006 ("Agreement"), by  and between WILLIAM TAY, with an address at P.O. Box  42198,  Philadelphia,
Philadelphia,  PA  19101  ("Seller"),  and  PRESIDENTS FINANCIAL CORPORATION, A
NEVADA  CORPORATION,  with an address at Suite  310  -  850  W.  Hastings  St.,
Vancouver, BC, V6C1E1 Canada ("Purchaser").

                             W I T N E S S E T H:

       WHEREAS, Seller  is  the  record  owner  and  holder of 1,390,000 Common
Shares, par value $.0001 par value, CUSIP No. 234488 10  4  (the  "Shares"), of
DALIAN  CAPITAL  GROUP,  INC.,  a  Delaware corporation ("Corporation"),  which
Corporation has 1,390,000 shares of  common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase  all 1,390,000 of the Shares from
Seller,  which  constitutes 100% of the Corporation's  issued  and  outstanding shares as of the  date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE,  in  consideration  of  the  foregoing and of the mutual covenants  and  agreements  contained  in  this  Agreement,  and  in  order  to consummate  the purchase and sale of the Corporation's  Shares,  it  is  hereby agreed, as follows:

       1.    PURCHASE  AND SALE OF SHARES.  Subject to the terms and conditions of this Agreement, Purchaser  agrees  to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing,  1,390,000 of Seller's Shares for a
total  price  of  Seventy-Five Thousand and 00/100  dollars  ($75,000.00)  (the
"Purchase Price").

       2.    GOOD FAITH  DEPOSIT.   At the signing of this Agreement, Purchaser
agrees to wire transfer to an account  to  be  designated by Seller, the sum of
Thirty-Seven  Thousand  Five  Hundred  and 00/100 dollars  ($37,500.00)  as  an initial deposit to Seller.  At the Closing,  as  defined  below, Purchaser will pay the balance of the Purchase Price, Thirty-Seven Thousand  Five  Hundred and
00/100 dollars ($37,500.00) to Seller by wire transfer.

       3.    CLOSING.  The purchase and sale of the Shares shall take  place on or before October 16, 2006; at such time and place as the Purchaser and  Seller mutually  agree  upon orally or in writing (which time and place are designated
as the "Closing").   At Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account  to  be  designated  by  Seller, the balance of the
Purchase Price in the amount of Thirty-Seven Thousand  Five  Hundred and 00/100 dollars  ($37,500.00),  and  Seller will immediately deliver the  following  to
Purchaser: (A) the certificates  representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate  of  Incorporation  and bylaws, (C)
all  corporate  books  and  records (including all accounting records  and  SEC filings  to date); and (D) written  resignations  of  incumbent  directors  and officers of the Corporation.

       4.    REPRESENTATIONS   AND  WARRANTIES  OF  SELLER.   Seller,  as  sole
director  and  officer  of  Corporation,  hereby  represents  and  warrants  to
Purchaser that:

       (i)   Corporation is a  corporation  duly organized and validly existing and in good standing under the laws  of  the State of Delaware and has the corporate power and authority to carry  on the business it is now being conducted.  Corporation and/or Seller  do not require any consent and/or authorization, declaration or filing  with  any government  or  regulatory  authority  to  undertake  nay  actions herein;
       (ii)  Corporation  has  filed  with  the  United  States  Securities and
             Exchange Commission (`SEC") a registration statement on Form 10-SB effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.
       (iii) Corporation  has  timely  filed  and  is  current  on  all reports required to be filed by it pursuant to Sections 13 and 15  of  the
             Securities Exchange Act of 1934.
       (iv)  Corporation   is   newly  formed  with  no  financial  information
             available other than the financial information included in its SEC filings;
       (v)   There  are  no  legal  actions,   suits,  arbitrations,  or  other
             administrative, legal or governmental  proceedings  threatened  or pending  against  the  Corporation  and/or  Seller  or against the
             Seller  or  other  employee,  officer, director or stockholder  of
             Corporation.  Additionally, Seller is not aware of any facts which may/might  result  in  or  form  a basis  of  such  action,  suit, arbitration or other proceeding on any basis whatsoever;
       (vi)  The Corporation has no subsidiaries  or  any  direct  or  indirect
             ownership   interest   in   any  other  corporation,  partnership,
             association, firm or business in any manner;
       (vii) The Corporation and/or Seller  does not have in effect nor has any present intention to put into effect  any  employment  agreements,
             deferred    compensation,   pension   retirement   agreements   or
             arrangements,   options   arrangements,   bonus,   stock  purchase
             agreements, incentive or profit-sharing plans;
       (viii)No person or firm has, or will have, any right, interest  or valid claim  against  the  Corporation  for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or  Seller  or anyone acting on behalf of the Corporation and/or Seller;
       (ix)  The  business  and operation of the Corporation has  and  will  be
             conducted  in  accordance   with   all   applicable  laws,  rules,
             regulations,  judgments.   Neither  the  execution,   delivery  or
             performance  of this Agreement (A) violates the Corporation's  by-
             laws, Certificate  of Incorporation, Shareholder Agreements or any
             existing resolutions;  and, (B) will cause the Corporation to lose any  benefit  or  any right  or  privilege  it  enjoys  under  the
             Securities Act ("Act") or other applicable state securities laws;
       (x)   Corporation has not conducted any business and/or entered into any agreements with third-parties;
       (xi)  This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not  conflict  with  or result in a breach of or in violation of the terms, conditions or provisions of any agreement,
             mortgage,  lease  or  other  instrument  or   indenture  to  which
             Corporation and/or Seller a party or by which they are bound;
       (xii) Seller  is the legal and beneficial owner of the  Shares  and  has good and  marketable  title  thereto, free and clear of any liens, claims, rights and encumbrances;
       (xiii)Seller warrants that the Corporation  being  transferred  shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action  by any third party against either of them arising out  of, or as a consequence  of,  any  act  or  omission  of Seller or the
             Corporation prior to, or during the closing contemplated  by  this contract of sale; and,
       (xiv) The information contained on Exhibit A is true and correct.

       5.    REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER.  Purchaser hereby represents and warrants to Seller that:

       (i)   Purchaser has the power and authority to  execute and deliver this
                    Agreement,  to  perform his obligations  hereunder  and  to
                    consummate  the  transactions   contemplated  hereby.  This
                    Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;
       (ii)  The execution, delivery and performance  of  this  Agreement is in compliance with and does not conflict with or  result  in a breach  of  or  in  violation  of  the terms, conditions or provisions  of  any  agreement, mortgage,  lease  or  other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;
       (iii) At no time was Purchaser presented with or solicited by or through
                    any   leaflet,  public  promotional   meeting,   television
                    advertisement  or any other form of general solicitation or advertising; and,
       (iv)  Purchaser is purchasing  the Shares solely for his own account for the purpose of investment  and  not  with a view to, or for sale in connection with, any distribution  of  any  portion thereof in violation of any applicable securities law.
       (v)   The  Purchaser  is  an "accredited investor" as defined under Rule
                    501 under the Securities Act.
       (vi)  Purchaser hereby agrees  that  such shares are restricted pursuant to  Rule  144 and therefore  subject  to  Rule  144  resale requirements.

       6.    NOTICES.  Notice shall  be given by certified mail, return receipt requested, the date of notice being deemed  the  date  of  postmarking. Notice, unless  either  party  has  notified  the  other of an alternative  address  as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:             William Tay
                                        President and Director
                                        Dalian Capital Group, Inc.
                                        P.O. Box 42198
                                        Philadelphia, PA 19101 USA

                    Purchaser:          Presidents Financial Corporation
                                        Attn: Erwin Liem, President
                                        Suite 310 - 850 W. Hastings St.
                                        Vancouver, BC, V6C1E1
                                        Canada

       7.    GOVERNING LAW.  This Agreement  shall  be interpreted and governed
in  accordance  with the laws of the State of Delaware.    The  parties  herein
waive trial by jury.  In the event that litigation results or arise out of this
Agreement or the  performance  thereof,  the  parties agree that the prevailing party is entitled to reimbursement for the non-prevailing  party  of reasonable attorney's fee, costs, expenses, in addition to any other relief to  which  the prevailing party may be entitled.

       8.    CONDITIONS  TO  CLOSING.   The  Closing  is  conditioned  upon the
fulfillment  by  the  Seller  of  the  satisfaction  of the representations and warranties made herein being true and correct in all material  respects  as  of the date of Closing.

       9.    SEVERABILITY.  In the event that any term, covenant, condition, or other  provision  contained  herein  is  held  to be invalid, void or otherwise unenforceable by any court of competent jurisdiction,  the  invalidity  of  any such  term,  covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10.   ENTIRE AGREEMENT.  This Agreement contains all of the terms agreed upon by the parties  with  respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11.   INVALIDITY.  If  any  paragraph of this Agreement shall be held or declared to be void, invalid or illegal,  for  any  reason,  by  any  court  of competent  jurisdiction,  such  provision shall be ineffective but shall not in any way invalidate or effect any  other  clause,  Paragraph, section or part of this Agreement.

       12.   GENDER AND NUMBER; SECTION HEADINGS.  Words importing a particular gender mean and include the other gender and words  importing a singular number mean and include the plural number and vice versa, unless  the  context clearly indicated  to the contrary.  The section and other headings contained  in  this
Agreement are  for  reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13.   AMENDMENTS.  No amendments or additions to this Agreement shall be binding unless in writing,  signed  by both parties, except as herein otherwise provided.

       14.   ASSIGNMENT.  Neither party  may  assign this Agreement without the express  written  consent of the other party.  Any  agreed  assignment  by  the
Seller shall be effectuated  by  all the necessary corporate authorizations and governmental and/or regulatory filings.

       15.   CLOSING DOCUMENTS.  Seller  and  Purchaser  agree, at any time, to execute,  and  acknowledge  where  appropriate,  and  to deliver  any  and  all documents/instruments,  and take such further action, which  may  necessary  to carry out the terms, conditions,  purpose  and  intentions  of  this Agreement.
This paragraph shall survive the Closing.

       16.   EXCLUSIVE  AGREEMENT;  AMENDMENT.  This  Agreement supersedes  all prior  agreements  or  understandings  among the parties with  respect  to  its subject matter with respect thereto and cannot be changed or terminated orally.

       17.   FACSIMILE SIGNATURES. Execution  of this Agreement and delivery of signed copies thereof by facsimile signatures from  the parties hereto or their agents is acceptable to the parties who waive any objections  or defenses based upon lack of an original signature.

       18.   PUBLICITY.    Except  as otherwise required by law,  none  of  the
parties  hereto  shall  issue  any press  release  or  make  any  other  public statement, in each case relating  to,  connected  with  or  arising out of this
Agreement or the matters contained herein, without obtaining the prior approval of  the  other  to the contents and the manner of presentation and  publication thereof.

       IN WITNESS  WHEREOF,  and  intending  to  be  legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

                                        Presidents Financial Corporation
                                        a Nevada Corporation

                                        /s/ Erwin Liem
                                        ----------------------------------
                                        By: Erwin Liem
                                        Its: President

                                        /s/ William Tay
                                        ----------------------------------
                                        William Tay

                                   EXHIBIT A

                          DALIAN CAPITAL GROUP, INC.
                            A DELAWARE CORPORATION

Dalian  Capital  Group, Inc., a Delaware corporation ("Company"),  is  a  fully reporting company  and  its  Common  Stock  is  registered under the Securities
Exchange Act of 1934, as amended.

The Company's management believes that there are  certain  benefits  of being a reporting  public  company,  and  that  certain  private  company  (domestic or foreign)  may seek to gain these advantages through a reverse merger  with  the
Company because its shares may thereby be quoted on the United States secondary market such as the NYSE, NASDAQ, Amex, and the OTC Bulletin Board (OTC-BB).

                                                                   EXHIBIT 17.1

                                  William Tay
                                P.O. Box 42198
                          Philadelphia, PA 19101 USA

October 16, 2006

To: Board of Directors of
Dalian Capital Group, Inc.
Ste. 310 - 850 West Hastings St.
Vancouver, B.C. V6C1E1 Canada

Attn: Mr. Erwin Liem, Director

                             LETTER OF RESIGNATION

Dear Sirs:

I  hereby  tender  my  resignation as Director, Chief Executive Officer,  Chief
Financial Officer, Treasurer  and  Secretary  of  Dalian Capital Group, Inc., a
Delaware corporation (the "Company"), to be effective  from  the  date  of this letter.

My  resignation  is  not due to any disagreement with the Company on any matter relating to the Company's operations, policies, practices, or otherwise.

I confirm that I have  no  claim  against  the  Company  whether  in respect of remuneration, severance payments, pensions, expenses or compensation  for  loss of office or in any other respect whatsoever.

Yours faithfully,

/s/ William Tay
-------------------------------
William Tay